Exhibit 10(q)

                  ASSIGNMENT AND BILL OF SALE
                              AND
                   ASSUMPTION OF LIABILITIES


         KNOW ALL MEN BY THESE PRESENTS, that Sealright Co., Inc., a Delaware corporation ("Sealright"), for good and valuable consideration to it in hand paid (receipt of which is hereby acknowledged), does hereby by these presents, irrevocably sell, assign, transfer and deliver unto Sealright Packaging Company, a Kansas corporation ("Packaging"), its successors and assigns, all of Sealright's right, title and interest in and to all of the assets, accounts receivable, leased machinery and customer accounts described on Exhibit A attached hereto and made a part hereof, (the "Assets") and the obligations, liabilities and indebtedness related thereto, if any (the "Liabilities") wherever such Assets and Liabilities may be located and whether or not reflected on the balance sheet of Sealright.

         TO HAVE AND TO HOLD, unto Packaging, its successors and assigns, FOREVER.

         Sealright hereby binds itself, its successors and assigns, to forever warrant and defend the title to the Assets unto Packaging, its successors and assigns, against the lawful claims of any and all persons whomsoever.

         Sealright agrees that it shall execute and deliver or cause to be executed and delivered from time to time such instruments, documents, agreements, consents and assurances and take such other actions as Packaging may require to more effectively convey, transfer to and vest in Packaging and to put
Packaging in possession of the Assets.

         This instrument shall be binding upon, inure to the benefit of and be enforceable by Sealright and Packaging and their respective successors and assigns.

         The undersigned, Packaging, in connection with the sale, assignment, transfer and delivery of the Assets and Liabilities from Sealright, hereby agrees that it will accept the Assets and Liabilities and as a part of the consideration therefore hereby agrees to assume and hereafter perform, discharge and pay any and all of the Liabilities.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 31st day of December, 1996.


Sealright Co., Inc.                         Sealright Packaging
Company


By:________________________________         By:________________________________
   John T. Carper, Senior Vice President            John T.
Carper, Senior Vice President

STATE OF KANSAS         )
                   ) ss.
COUNTY OF JOHNSON  )

         This instrument was acknowledged before me on the day of December, 1996, by John T. Carper, Senior Vice President of Sealright Co., Inc., a Delaware corporation, on behalf of said corporation.

                             _________________________________________
                             Notary Public


My commission expires:

______________________



STATE OF KANSAS         )
                   ) ss.
COUNTY OF JOHNSON  )

         This instrument was acknowledged before me on the day of December, 1996, by John T. Carper, Senior Vice President of Sealright Packaging Company, a Kansas corporation, on behalf of said corporation.

                             _________________________________________
                             Notary Public


My commission expires:

______________________